UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 8, 2016

Date of report (Date of earliest event reported)

TERRAVIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 780-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2016, the Company held its annual meeting of stockholders (the “Annual Meeting”). As of April 11, 2016, the record date for the meeting, there were 83,497,165 shares of common stock and 27,850 shares of Series A Preferred Stock entitled to vote at the Annual Meeting. Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal. These proposals are described in greater detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2016.

1.	The stockholders considered a proposal to elect each of Michael V. Arbige and Jerry Fiddler to serve until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified. For this proposal, the shares of our common stock and Series A Preferred Stock (on an as-converted basis) voted together as one class. The nominees were elected based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class
Nominees	For	Withheld	Broker Non-Votes
Michael V. Arbige	32,477,495	3,018,603	40,245,390
Jerry Fiddler	34,807,950	688,148	40,245,390

2.	The stockholders considered a proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized shares of our common stock from 150,000,000 shares to 225,000,000 shares. Approval of this proposal required the affirmative vote of a majority of the outstanding shares of our common stock and our Series A Preferred Stock (on an as-converted basis) voting together as one class, and a majority of the outstanding shares of our common stock as a separate class. The proposal was approved based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class
For	Against	Abstain
62,258,388	10,319,262	3,163,838

Common Stock Voting as a Separate Class
For	Against	Abstain
54,808,388	10,319,262	3,163,838

3.	The stockholders considered a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This proposal was approved based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class
For	Against	Abstain
75,201,180	451,237	89,071

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAZYME, INC.

Date: June 9, 2016	By:	/s/ Tyler W. Painter
Tyler W. Painter
Chief Financial Officer and Chief Operating Officer